UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)
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Notice of Annual Meeting of Shareholders to be held on April 8, 2020	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

March 2, 2020

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen High Income 2023 Target Term Fund (JHAA)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage and Income Fund (JLS)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

To the Shareholders of the Above Funds:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Opportunities 2022 Target Term Fund (“Credit Opportunities 2022”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Emerging Markets Debt 2022 Target Term Fund (“Emerging Markets Debt”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen High Income 2023 Target Term Fund (“High Income 2023”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage and Income Fund (“Mortgage Income”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen Preferred & Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred & Income Securities Fund (“Preferred Income Securities”), Nuveen Preferred and Income 2022 Term Fund (“Preferred Income 2022”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), will be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 8, 2020, at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect Members to the Board of Trustees (each a “Board” and each Trustee a “Board Member”) of each Fund as outlined below:

a.

For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal, to elect five (5) Board Members.

i)	three (3) Class II Board Members to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class; and

ii)	two (2) Board Members to be elected by the holders of Preferred Shares only, voting separately as a single class.

b.

For each Fund (except Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal), to elect three (3) Class II Board Members.

2.	To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on January 13, 2020 are entitled to notice of and to vote at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Gifford R. Zimmerman

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

March 2, 2020

This Joint Proxy Statement is first being mailed to shareholders on or about March 5, 2020.

Nuveen All Cap Energy MLP Opportunities Fund (JMLP)

Nuveen Core Equity Alpha Fund (JCE)

Nuveen Credit Opportunities 2022 Target Term Fund (JCO)

Nuveen Credit Strategies Income Fund (JQC)

Nuveen Diversified Dividend and Income Fund (JDD)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Nuveen Energy MLP Total Return Fund (JMF)

Nuveen Floating Rate Income Fund (JFR)

Nuveen Floating Rate Income Opportunity Fund (JRO)

Nuveen Georgia Quality Municipal Income Fund (NKG)

Nuveen Global High Income Fund (JGH)

Nuveen High Income 2020 Target Term Fund (JHY)

Nuveen High Income November 2021 Target Term Fund (JHB)

Nuveen High Income 2023 Target Term Fund (JHAA)

Nuveen Intermediate Duration Municipal Term Fund (NID)

Nuveen Intermediate Duration Quality Municipal Term Fund (NIQ)

Nuveen Maryland Quality Municipal Income Fund (NMY)

Nuveen Minnesota Quality Municipal Income Fund (NMS)

Nuveen Missouri Quality Municipal Income Fund (NOM)

Nuveen Mortgage and Income Fund (JLS)

Nuveen Multi-Market Income Fund (JMM)

Nuveen Municipal 2021 Target Term Fund (NHA)

Nuveen NASDAQ 100 Dynamic Overwrite Fund (QQQX)

Nuveen Preferred & Income Opportunities Fund (JPC)

Nuveen Preferred & Income Securities Fund (JPS)

Nuveen Preferred and Income 2022 Term Fund (JPT)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Real Asset Income and Growth Fund (JRI)

Nuveen Real Estate Income Fund (JRS)

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Senior Income Fund (NSL)

Nuveen Short Duration Credit Opportunities Fund (JSD)

Nuveen Tax-Advantaged Dividend Growth Fund (JTD)

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

Nuveen Virginia Quality Municipal Income Fund (NPV)

General Information

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a “Board” and collectively, the “Boards,” and each Trustee, a “Board Member” and collectively, the “Board Members”) of each of Nuveen All Cap Energy MLP Opportunities Fund (“All Cap Energy”), Nuveen Core Equity Alpha Fund (“Core Equity Alpha”), Nuveen Credit Opportunities 2022 Target Term Fund (“Credit Opportunities 2022”), Nuveen Credit Strategies Income Fund (“Credit Strategies”), Nuveen Diversified Dividend and Income Fund (“Diversified Dividend”), Nuveen Dow 30SM Dynamic Overwrite Fund (“Dow Dynamic Overwrite”), Nuveen Emerging Markets Debt 2022 Target Term Fund (“Emerging Markets Debt”), Nuveen Energy MLP Total Return Fund (“Energy MLP”), Nuveen Floating Rate Income Fund (“Floating Rate Income”), Nuveen Floating Rate Income Opportunity Fund (“Floating Rate Opportunity”), Nuveen Georgia Quality Municipal Income Fund (“Georgia Municipal”), Nuveen Global High Income Fund (“Global High Income”), Nuveen High Income 2020 Target Term Fund (“High Income 2020”), Nuveen High Income November 2021 Target Term Fund (“High Income 2021”), Nuveen High Income 2023 Target Term Fund (“High Income 2023”), Nuveen Intermediate Duration Municipal Term Fund (“Intermediate Duration”), Nuveen Intermediate Duration Quality Municipal Term Fund (“Intermediate Duration Quality”), Nuveen Maryland Quality Municipal Income Fund (“Maryland Municipal”), Nuveen Minnesota Quality Municipal Income Fund (“Minnesota Municipal”), Nuveen Missouri Quality Municipal Income Fund (“Missouri Municipal”), Nuveen Mortgage and Income Fund (“Mortgage Income”), Nuveen Multi-Market Income Fund (“Multi-Market Income”), Nuveen Municipal 2021 Target Term Fund (“Municipal 2021”), Nuveen NASDAQ 100 Dynamic Overwrite Fund (“NASDAQ Dynamic Overwrite”), Nuveen Preferred & Income Opportunities Fund (“Preferred Income Opportunities”), Nuveen Preferred & Income Securities Fund (“Preferred Income Securities”), Nuveen Preferred and Income 2022 Term Fund (“Preferred Income 2022”), Nuveen Preferred and Income Term Fund (“Preferred Income Term”), Nuveen Real Asset Income and Growth Fund (“Real Asset”), Nuveen Real Estate Income Fund (“Real Estate Income”), Nuveen S&P 500 Buy-Write Income Fund (“S&P Buy-Write”), Nuveen S&P 500 Dynamic Overwrite Fund (“S&P Dynamic Overwrite”), Nuveen Senior Income Fund (“Senior Income”), Nuveen Short Duration Credit Opportunities Fund (“Short Duration”), Nuveen Tax-Advantaged Dividend Growth Fund (“Tax-Advantaged Dividend”), Nuveen Tax-Advantaged Total Return Strategy Fund (“Tax-Advantaged Return”) and Nuveen Virginia Quality Municipal Income Fund (“Virginia Municipal”), each a Massachusetts business trust (each, a “Fund” and collectively, the “Funds”), of proxies to be voted at the Annual Meeting of Shareholders to be held in the offices of Nuveen, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 8, 2020 at 2:00 p.m., Central time (for each Fund, an “Annual Meeting” and collectively, the “Annual Meetings”), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited with respect to each matter:

Matter		Common Shares	Preferred Shares(1)
1(a)(i)	For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal, election of three (3) Class II Board Members by all shareholders.	X	X
1(a)(ii)	For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal, election of two (2) Board Members by holders of Preferred Shares only.	N/A	X
1(b)	For each Fund (except Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal), election of three (3) Class II Board Members by all shareholders.	X	N/A

(1)

Term Preferred Shares (“TPS Shares”) for Floating Rate Income, Floating Rate Opportunity and Senior Income; Variable Rate Demand Preferred Shares (“VRDP Shares”) for Virginia Municipal; MuniFund Preferred Shares (“MFP Shares”) for Missouri Municipal and Short Duration; Adjustable Rate MuniFund Term Preferred Shares (“AMTP Shares”) for Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal and Minnesota Municipal are collectively referred to herein as “Preferred Shares.”

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees by holders of Preferred Shares (for Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal), 33 1/3% of the Preferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the

Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Pursuant to Rule 452 of the New York Stock Exchange (“NYSE”), certain Preferred Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as “broker non-votes,” may be voted by the broker on the proposal in the same proportion as the votes cast by all holders of Preferred Shares as a class who have voted on the proposal. Rule 452 permits proportionate voting of Preferred Shares with respect to a particular item if, among other things, (i) a minimum of 30% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares with respect to such item, (ii) less than 10% of the Preferred Shares or shares of a series of Preferred Shares outstanding has been voted by the holders of such shares against such item and (iii) for any proposal as to which holders of Common Shares and Preferred Shares vote as a single class, holders of Common Shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted” and, for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item. Rule 452 proportionate voting applies only to certain auction rate and remarketed preferred securities. TPS and AMTP Shares are typically issued to one or a small number of qualified institutional buyers and are subject to restrictions on transfer, thus Rule 452 typically does not apply to these shares. VRDP and MFP Shares may be subject to Rule 452, depending on their mode. The following table indicates whether Rule 452 applies to each series of Preferred Shares.

Fund	Preferred Shares	Mode(1)	NYSE Rule 452 Applies?
Floating Rate Income	TPS Series 2024	N/A	No
	TPS Series 2027	N/A	No
Floating Rate Opportunity	TPS Series 2022-1	N/A	No
	TPS Series 2027	N/A	No
Georgia Municipal	AMTP Series 2028	N/A	No
Intermediate Duration	AMTP Series 2023	N/A	No
Intermediate Duration Quality	AMTP Series 2023	N/A	No
Maryland Municipal	AMTP Series 2028	N/A	No
Minnesota Municipal	AMTP Series 2028	N/A	No
Missouri Municipal	Series A MFP	Variable Rate Mode	No
Senior Income	TPS Series 2021	N/A	No
Short Duration	Series A MFP	Variable Rate Remarketed Mode	Yes
Virginia Municipal	VRDP Series 1	Special Rate Period VRDP	No

(1)

As of January 13, 2020. The terms and conditions of each series of Preferred Shares, as well as the rights and privileges of each mode, if any, are described in the prospectus or private placement memorandum for each series of Preferred Shares, and any supplement thereto.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

For each Fund, the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For example, if there are four nominees for election to the Board, a vote by plurality means the four nominees with the highest number of affirmative votes, regardless of the votes withheld for the nominees, will be elected. Because the election of Board Members does not require that a minimum percentage of a Fund’s outstanding Common Shares be voted in favor of any nominee, assuming the presence of a quorum, abstentions and broker non-votes will have no effect on the outcome of the election of that Fund’s Board Members by holders of Common Shares.

Those persons who were shareholders of record at the close of business on January 13, 2020 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional vote held. As of January 13, 2020, the shares of the Funds were issued and outstanding as follows:

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
All Cap Energy	JMLP	13,500,221	N/A
Core Equity Alpha	JCE	16,028,573	N/A
Credit Opportunities 2022	JCO	27,717,813	N/A
Credit Strategies	JQC	135,609,290	N/A
Diversified Dividend	JDD	19,736,517	N/A
Dow Dynamic Overwrite	DIAX	36,341,012	N/A
Emerging Markets Debt	JEMD	14,241,420	N/A
Energy MLP	JMF	40,786,741	N/A
Floating Rate Income	JFR	56,918,468	TPS Series 2024	35,000
			TPS Series 2027	55,000
Floating Rate Opportunity	JRO	40,541,218	TPS Series 2022-1	21,000
			TPS Series 2027	45,000
Georgia Municipal	NKG	10,399,812	AMTP Series 2028	585
Global High Income	JGH	23,177,393	N/A
High Income 2020	JHY	15,799,123	N/A
High Income 2021	JHB	55,892,755	N/A
High Income 2023	JHAA	7,819,570	N/A
Intermediate Duration	NID	46,909,660	AMTP Series 2023	1,750
Intermediate Duration Quality	NIQ	13,097,144	AMTP Series 2023	550
Maryland Municipal	NMY	23,099,664	AMTP Series 2028	1,820
Minnesota Municipal	NMS	5,782,386	AMTP Series 2028	528
Missouri Municipal	NOM	2,345,340	Series A MFP	180
Mortgage Income	JLS	5,487,440	N/A
Multi-Market Income	JMM	9,462,350	N/A
Municipal 2021	NHA	8,622,711	N/A

Fund	Ticker Symbol(1)	Common Shares	Preferred Shares
NASDAQ Dynamic Overwrite	QQQX	39,468,715	N/A
Preferred Income Opportunities	JPC	103,332,549	N/A
Preferred Income Securities	JPS	203,779,868	N/A
Preferred Income 2022	JPT	6,835,876	N/A
Preferred Income Term	JPI	22,757,308	N/A
Real Asset	JRI	27,469,179	N/A
Real Estate Income	JRS	28,892,471	N/A
S&P Buy-Write	BXMX	104,086,837	N/A
S&P Dynamic Overwrite	SPXX	16,931,341	N/A
Senior Income	NSL	38,611,472	TPS Series 2021	43,000
Short Duration	JSD	10,095,648	Series A MFP	100,000
Tax-Advantaged Dividend	JTD	14,484,340	N/A
Tax-Advantaged Return	JTA	13,850,897	N/A
Virginia Municipal	NPV	17,878,247	VRDP Series 1	1,280

(1)	The Common Shares of each Fund are listed on the NYSE, except NASDAQ Dynamic Overwrite, which is listed on the NASDAQ Global Select Market (“NASDAQ”).

1.	Election of Board Members

Pursuant to the organizational documents of each Fund, each Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding Common Shares and any outstanding Preferred Shares, voting together as a single class to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal, each Fund with Preferred Shares outstanding, under normal circumstances, holders of Preferred Shares are entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified.

(a)

For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal:

(i)

three (3) Board Members are to be elected by holders of Common Shares and Preferred Shares, voting together as a single class. Board Members Nelson, Toth and Young have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the 2023 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans, Stockdale, Stone and Wolff are current and continuing Board Members. Board Member Evans has been designated as a Class III Board Member for a term expiring at the 2021 annual meeting of shareholders or until his successor has been duly elected and qualified. Board Members Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified.

(ii)

two (2) Board Members are to be elected by holders of Preferred Shares, voting separately as a single class. Board Members Hunter and Moschner are nominees for election by holders of Preferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

(b)

For each Fund (except Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal): three (3) Board Members are to be elected by all shareholders. Board Members Nelson, Toth and Young have been designated as Class II Board Members and as nominees for Board Members for a term expiring at the 2023 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Evans, Hunter, Moschner, Stockdale, Stone and Wolff are current and continuing Board Members. Board Members Evans and Moschner have been designated as Class III Board Members for a term expiring at the 2021 annual meeting of shareholders or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Wolff have been designated as Class I Board Members for a term expiring at the 2022 annual meeting of shareholders or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

Class I Board Members: For each Fund except High Income 2023 and Mortgage Income, Board Members Hunter, Stockdale, Stone and Wolff were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on April 10, 2019. For Mortgage Income, Board Members Hunter, Stockdale, Stone and Wolff were last elected to the Fund’s Board as Class I Board Members at the annual meeting of shareholders held on June 27, 2019.

Class II Board Members: For each Fund except Core Equity Alpha, Credit Opportunities 2022, Emerging Markets Debt, High Income 2023, Preferred Income 2022 and Real Asset, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on April 6, 2017. For Core Equity Alpha, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 26, 2017. For Real Asset, Board Members Nelson and Toth were last elected to each Fund’s Board as Class II Board Members at the annual meeting of shareholders held on May 31, 2017. For each Fund other than Diversified Dividend, High Income 2023 and Real Estate Income, Board Member Young was appointed as a Board Member and designated as a Class II Board Member effective July 1, 2017. For

Diversified Dividend and Real Estate Income, Board Member Young was appointed as a Board Member and designated as a Class II Board Member effective February 27, 2020.

Class III Board Members: For each Fund except High Income 2023, Board Members Evans and Moschner were last elected to each Fund’s Board as Class III Board Members at the annual meeting of shareholders held on April 11, 2018.

Board Members Elected by Holders of Preferred Shares: For Floating Rate Income, Floating Rate Opportunity, Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Senior Income, Short Duration and Virginia Municipal, Board Members Hunter and Moschner were last elected to each Fund’s Board at the annual meeting of shareholders held on April 10, 2019.

Board Member Appointments/Initial Elections: For High Income 2023, the appointment of Board Members Evans, Hunter, Moschner, Nelson, Stockdale, Stone, Wolff, Toth and Young was ratified and approved by the initial shareholder on December 18, 2018. For Credit Opportunities 2022, the appointment of Board Members Nelson and Toth was ratified and approved by the initial shareholder on March 28, 2017. For Emerging Markets Debt, the appointment of Board Members Nelson and Toth was ratified and approved by the initial shareholder on September 26, 2017. For Preferred Income 2022, the appointment of Board Members Nelson and Toth was ratified and approved by the initial shareholder on January 26, 2017.

All Board Member nominees and current and continuing Board Members are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds or Nuveen Fund Advisors, LLC (the “Adviser”) and have never been an employee or director of Nuveen, LLC (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.” Each Board currently has one vacancy due to the resignation of Margo L. Cook on February 27, 2020, who was considered an “interested person” of the Funds by reason of her position with Nuveen and/or certain of its subsidiaries.

The Board unanimously recommends that shareholders vote FOR the election of the nominees.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past 5 Years

Board Members/Nominees who are not “interested persons” of the Funds

Terence J. Toth(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Services, LLC (2010-2019); formerly Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its Investment Committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	156	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past 5 Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member (since 2015); American Board of Orthopaedic Surgery; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	156	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Annual or Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006-2012), Henry B. Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	156	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past 5 Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Annual or Class III Board Member until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	156	Chairman (since 2019) and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served on The President’s Council, Fordham University (2010-2019) and previously was a Director of The Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America and Global Head of the Financial Markets Division (2007-2008) and various executive leadership roles at ABN AMRO Bank N.V. (1996-2007).	156	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past 5 Years

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	156	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	156	Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Class I Board Member until 2019 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	156	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past 5 Years

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Class II Board Member until 2020 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010) of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	156	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)

Board Member Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Board Member Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of the Adviser, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

Board Member Investments in the Funds

In order to create an appropriate identity of interests between Board Members and shareholders, the Boards of Trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2019 is set forth in Appendix A. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2019 is also set forth in Appendix A. On December 31, 2019, Board Members and executive officers as a group beneficially owned approximately 1.1 million shares of all funds managed by the

Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of January 13, 2020, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of the Fund. As of January 13, 2020, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of January 13, 2020, no shareholder beneficially owned more than 5% of any class of shares of any Fund, except as provided in Appendix B.

Compensation

Effective January 1, 2020, each Independent Board Member receives a $195,000 annual retainer, increased from $190,000 as of January 1, 2019, plus: (a) a fee of $6,750 per day, which was increased from $6,500 per day as of January 1, 2019, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting, which was increased from $2,500 per day as of January 1, 2019, for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; and (g) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs; plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $90,000, and the chairpersons of the Audit Committee; the Dividend Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Closed-End Funds Committee; and the Nominating and Governance Committee receive $15,000 each as annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of an Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and the Board Members of each Fund who are not Independent Board Members serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Independent Board Member/nominee for its last fiscal year.

Aggregate Compensation from the Funds(*)
Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(2)

All Cap Energy	$359	$825	$974	$374	$102	$347	$374	$673	$1,014	$738

Core Equity Alpha	638	664	588	667	170	615	652	776	602	572

Credit Opportunities 2022	1,063	1,105	979	1,110	296	1,024	1,087	1,295	1,004	952

Credit Strategies	5,196	5,242	4,792	5,301	2,393	4,914	5,139	6,256	4,852	4,774

Diversified Dividend	913	950	841	953	253	880	933	1,111	862	—

Dow Dynamic Overwrite	1,822	1,896	1,679	1,904	508	1,756	1,864	2,217	1,722	1,632

Emerging Markets Debt	462	487	431	487	114	444	459	568	431	430

Energy MLP	1,577	3,592	4,218	1,639	455	1,523	1,639	2,942	4,389	3,196

Floating Rate Income	2,797	2,838	2,597	2,852	1,269	2,646	2,764	3,368	2,629	2,586

Floating Rate Opportunity	1,963	1,992	1,823	2,002	890	1,857	1,940	2,364	1,845	1,815

Georgia Municipal	571	574	532	582	414	534	555	659	532	505

Global High Income	1,629	1,695	1,500	1,701	449	1,570	1,665	1,985	1,538	1,459

High Income 2020	605	634	562	636	144	583	601	743	562	563

High Income 2021	2,137	2,223	1,968	2,231	586	2,060	2,184	2,604	2,018	1,914

High Income 2023	248	1,261	1,228	261	125	240	246	409	1,228	1,231

Intermediate Duration	2,245	2,251	2,089	2,282	1,510	2,094	2,132	2,601	2,056	1,948

Intermediate Duration Quality	643	645	599	655	456	602	625	746	599	568

Maryland Municipal	1,426	1,430	1,327	1,451	967	1,329	1,354	1,649	1,305	1,236

Minnesota Municipal	376	377	350	382	267	352	365	435	350	332

Missouri Municipal	136	136	126	138	96	127	132	157	126	120

Mortgage Income	1,370	1,424	1,262	1,433	420	1,322	1,403	1,669	1,297	1,224

Multi-Market Income	290	292	270	296	207	272	282	336	270	257

Municipal 2021	231	232	215	235	164	216	224	268	215	204

Aggregate Compensation from the Funds(*)
Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider(1)	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young(2)

NASDAQ Dynamic Overwrite	$2,422	$2,523	$2,230	$2,532	$646	$2,334	$2,476	$2,948	$2,286	$2,172

Preferred Income Opportunities	4,359	4,395	4,020	4,443	1,942	4,125	4,303	5,249	4,069	3,999

Preferred Income Securities	8,282	8,351	7,640	8,442	3,680	7,842	8,177	9,980	7,734	7,603

Preferred Income 2022	555	563	515	569	240	525	539	672	515	496

Preferred Income Term	2,167	2,185	2,000	2,208	947	2,053	2,138	2,612	2,024	1,989

Real Asset	2,039	2,122	1,878	2,130	550	1,965	2,084	2,485	1,925	1,828

Real Estate Income	1,243	1,294	1,145	1,298	331	1,198	1,270	1,514	1,174	—

S&P Buy-Write	3,875	4,032	3,570	4,048	1,085	3,734	3,964	4,717	3,662	3,471

S&P Dynamic Overwrite	726	756	669	759	199	700	743	884	686	651

Senior Income	1,143	1,160	1,062	1,166	519	1,082	1,130	1,377	1,075	1,057

Short Duration	775	781	715	790	352	733	765	933	723	711

Tax-Advantaged Dividend	1,155	1,195	1,079	1,199	267	1,120	1,177	1,366	1,103	1,057

Tax-Advantaged Return	671	697	618	700	189	646	686	816	634	600

Virginia Municipal	1,042	1,044	969	1,059	727	971	989	1,235	954	904

Total Compensation from Nuveen Funds Paid to Board Members/Nominees	$400,437	$420,625	$376,050	$420,625	$106,655	$388,232	$409,035	$490,225	$384,667	$363,189

(1)	Board Member Schneider retired from the Board of Trustees/Directors of the Nuveen funds effective December 31, 2018
(2)	Board Member Young was appointed as a Board Member of Diversified Dividend and Real Estate Income effective February 27, 2020.
(*)

Includes deferred fees. Pursuant to the Deferred Compensation Plan with certain Participating Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Participating Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

All Cap Energy	$39	$—	$—	$—	$102	$68	$197	$—	$361	$738

Core Equity Alpha	68	—	—	—	170	119	337	—	209	572

Credit Opportunities 2022	114	—	—	—	296	198	563	—	348	952

Credit Strategies	545	—	—	—	2,393	878	2,628	—	1,641	4,774

Diversified Dividend	98	—	—	—	253	170	483	—	299	—

Dow Dynamic Overwrite	195	—	—	—	508	340	965	—	597	1,632

Emerging Markets Debt	—	—	—	—	—	—	—	—	—	—

Energy MLP	171	—	—	—	455	300	865	—	1,563	3,196

Floating Rate Income	293	—	—	—	1,269	474	1,413	—	889	2,586

Floating Rate Opportunity	206	—	—	—	890	333	992	—	624	1,815

Georgia Municipal	—	—	—	—	—	—	—	—	—	—

Global High Income	174	—	—	—	449	304	862	—	533	1,459

High Income 2020	—	—	—	—	—	—	—	—	—	—

High Income 2021	228	—	—	—	586	399	1,130	—	699	1,914

High Income 2023	—	—	—	—	—	—	—	—	—	—

Intermediate Duration	225	—	—	—	1,510	335	1,044	—	657	1,948

Intermediate Duration Quality	—	—	—	—	—	—	—	—	—	—

Maryland Municipal	143	—	—	—	967	212	662	—	416	1,236

Minnesota Municipal	—	—	—	—	—	—	—	—	—	—

Missouri Municipal	—	—	—	—	—	—	—	—	—	—

Mortgage Income	147	—	—	—	420	255	728	—	452	1,224

Multi-Market Income	—	—	—	—	—	—	—	—	—	—

Municipal 2021	—	—	—	—	—	—	—	—	—	—

NASDAQ Dynamic Overwrite	258	—	—	—	646	453	1,280	—	792	2,172

Preferred Income Opportunities	457	—	—	—	1,942	740	2,198	—	1,376	3,999

Preferred Income Securities	868	—	—	—	3,680	1,408	4,178	—	2,616	7,603

Fund Name	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Preferred Income 2022	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Preferred Income Term	227	—	—	—	947	369	1,092	—	685	1,989

Real Asset	218	—	—	—	550	381	1,078	—	667	1,828

Real Estate Income	133	—	—	—	331	233	657	—	406	—

S&P Buy-Write	414	—	—	—	1,085	723	2,052	—	1,270	3,471

S&P Dynamic Overwrite	78	—	—	—	199	136	385	—	238	651

Senior Income	120	—	—	—	519	194	578	—	364	1,057

Short Duration	81	—	—	—	352	131	391	—	245	711

Tax-Advantaged Dividend	122	—	—	—	267	218	606	—	380	1,057

Tax-Advantaged Return	72	—	—	—	189	125	355	—	220	600

Virginia Municipal	105	—	—	—	727	155	484	—	305	904

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terence J. Toth as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, and Albin F. Moschner. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Albin F. Moschner, Margaret L. Wolff and Robert L. Young, Chair. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NASDAQ, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit Committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semiannual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. The number of Audit Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NASDAQ listing standards, as applicable. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Funds, at each quarterly meeting. The Closed-End Funds Committee, reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Funds, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Funds; the distribution data of the Nuveen closed-end funds, including the Funds, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in in-depth workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Closed-End Funds Committee meetings of each Fund held during its last fiscal year is shown in Appendix C.

Board Member Attendance. The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix C. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of shareholders of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications. In determining that a particular Board Member was qualified to serve on the Board, the Board considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman of The Hall-Perrine Foundation, a private philanthropic corporation, since 2019. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of The Gazette Company, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of Wellmark, Inc. since 2009 and was a Director of the Xerox Corporation (2004-2018). He is a past Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (since 2019) and a member of the Board of Directors (since 2012) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2104). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991). Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney

Leadership Grants Program. She has served on the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth, the Board’s Independent Chair, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2010 to 2019, he was a Director of Fulcrum IT Services, LLC and from 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford

Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Board Member Terms. For each Fund, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of Common Shares, such Board Members shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter, in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 1962	Chief Administrative Officer	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017).

Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer (since May 2019) of Nuveen; Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Jon Scott Meissner TIAA 8500 Andrew Carnegie Boulevard Charlotte, NC 28262 1973	Vice President	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting (since 2017) of Nuveen; Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director (since 2016) of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Senior Director, Mutual Fund Taxation (since 2015) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

William T. Meyers 333 West Wacker Drive Chicago, IL 60606 1966	Vice President	Term: Annual Length of Service: Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Executive Vice President, Global Head of Product of Nuveen (since November 2019); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing of The Blackstone Group (2013-2017).

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 1967	Vice President	Term: Annual Length of Service: Since 2017	Executive Vice President (since 2017) of Nuveen Fund Advisors, LLC, previously, Managing Director (2016-2017); Executive Vice President (since 2017) of Nuveen Securities, LLC and of Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017) and Co-General Counsel (since 2019), formerly, Senior Vice President (2016-2017) and Assistant Secretary (2016-2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration of Nuveen (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008) and Nuveen Fund Advisors, LLC (since 2019); Vice President (since 2010) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Secretary	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of January 31, 2020.

Audit Committee Report

The Audit Committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of each Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm, and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Audit Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards

(“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

John K. Nelson

Carole E. Stone

Judith M. Stockdale

Audit and Related Fees. The following tables provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
All Cap Energy	$59,167	$59,165	$5,500	$0	$0	$0	$35,000	$39,500	$0	$0	$0	$0	$0	$0
Core Equity Alpha	34,335	34,360	0	16,500	0	0	2,752	0	0	0	0	0	0	0
Credit Opportunities 2022	31,340	31,340	0	0	0	0	0	0	0	0	0	0	0	0
Credit Strategies	34,470	34,470	0	0	0	0	0	0	0	0	0	0	0	0
Diversified Dividend	37,770	37,770	0	0	0	0	0	0	0	0	0	0	0	0
Dow Dynamic Overwrite	36,194	36,110	10,000	6,500	0	0	2,752	0	0	0	0	0	0	0
Emerging Markets Debt	34,420	34,420	5,000	0	0	0	0	0	0	0	0	0	0	0
Energy MLP	61,174	60,985	5,500	0	0	0	35,000	42,500	0	0	0	0	0	0
Floating Rate Income	34,470	34,470	2,000	5,000	0	0	0	0	0	0	0	0	0	0
Floating Rate Opportunity	34,470	34,470	15,500	5,000	0	0	0	0	0	0	0	0	0	0
Georgia Municipal	24,610	24,610	0	0	0	0	0	0	0	0	0	0	0	0
Global High Income	54,636	54,555	0	0	0	0	636	257	0	0	0	0	0	0
High Income 2020	32,270	32,270	5,000	0	0	0	0	0	0	0	0	0	0	0
High Income 2021	32,270	32,270	0	0	0	0	0	0	0	0	0	0	0	0
High Income 2023	22,240	33,000	0	10,000	0	0	0	0	0	0	0	0	0	0
Intermediate Duration	24,610	24,610	0	0	0	0	0	0	0	0	0	0	0	0
Intermediate Duration Quality	27,900	27,900	0	0	0	0	0	0	0	0	0	0	0	0
Maryland Municipal	24,610	24,610	0	0	0	0	0	0	0	0	0	0	0	0
Minnesota Municipal	24,610	24,610	10,000	5,500	0	0	0	0	0	0	0	0	0	0
Missouri Municipal	24,610	24,610	0	0	0	0	0	0	0	0	0	0	0	0
Mortgage Income	54,378	54,290	0	0	0	0	69,216	100,022	0	0	0	0	0	0
Multi-Market Income	35,570	35,570	0	0	0	0	0	0	0	0	0	0	0	0
Municipal 2021	26,970	26,970	0	0	0	0	0	0	0	0	0	0	0	0
NASDAQ Dynamic Overwrite	34,508	34,420	8,000	3,500	0	0	2,752	0	0	0	0	0	0	0

	Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
	Fund		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities		Fund		Adviser and Adviser Entities
	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
Preferred Income Opportunities	$27,900	$27,900	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Income Securities	26,200	26,200	0	0	0	0	0	0	0	0	5,000	0	0	0
Preferred Income 2022	27,900	27,900	5,000	0	0	0	0	0	0	0	0	0	0	0
Preferred Income Term	27,900	27,900	0	0	0	0	0	0	0	0	0	0	0	0
Real Asset	27,900	27,900	0	0	0	0	0	0	0	0	0	0	0	0
Real Estate Income	27,900	27,900	0	0	0	0	0	0	0	0	0	0	0	0
S&P Buy-Write	36,962	36,600	10,000	6,500	0	0	2,752	0	0	0	0	0	0	0
S&P Dynamic Overwrite	31,957	31,990	7,000	3,500	0	0	2,752	0	0	0	0	0	0	0
Senior Income	34,470	34,470	2,000	0	0	0	0	0	0	0	0	0	0	0
Short Duration	31,190	31,190	2,000	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged Dividend	27,900	27,900	0	0	0	0	0	0	0	0	0	0	0	0
Tax-Advantaged Return	31,190	31,190	0	0	0	0	0	0	0	0	0	0	0	0
Virginia Municipal	24,610	24,610	0	0	0	0	0	0	0	0	0	0	0	0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
All Cap Energy	$35,000	$39,500	$0	$0	$0	$0	$35,000	$39,500
Core Equity Alpha	2,752	0	0	0	0	0	2,752	0
Credit Opportunities 2022	0	0	0	0	0	0	0	0
Credit Strategies	0	0	0	0	0	0	0	0
Diversified Dividend	0	0	0	0	0	0	0	0
Dow Dynamic Overwrite	2,752	0	0	0	0	0	2,752	0
Emerging Markets Debt	0	0	0	0	0	0	0	0
Energy MLP	35,000	42,500	0	0	0	0	35,000	42,500
Floating Rate Income	0	0	0	0	0	0	0	0
Floating Rate Opportunity	0	0	0	0	0	0	0	0
Georgia Municipal	0	0	0	0	0	0	0	0
Global High Income	636	257	0	0	0	0	636	257
High Income 2020	0	0	0	0	0	0	0	0
High Income 2021	0	0	0	0	0	0	0	0
High Income 2023	0	0	0	0	0	0	0	0
Intermediate Duration	0	0	0	0	0	0	0	0
Intermediate Duration Quality	0	0	0	0	0	0	0	0
Maryland Municipal	0	0	0	0	0	0	0	0
Minnesota Municipal	0	0	0	0	0	0	0	0
Missouri Municipal	0	0	0	0	0	0	0	0
Mortgage Income	69,216	100,022	0	0	0	0	69,216	100,022
Multi-Market Income	0	0	0	0	0	0	0	0
Municipal 2021	0	0	0	0	0	0	0	0
NASDAQ Dynamic Overwrite	2,752	0	0	0	0	0	2,752	0
Preferred Income Opportunities	0	0	0	0	0	0	0	0
Preferred Income Securities	5,000	0	0	0	0	0	5,000	0
Preferred Income 2022	0	0	0	0	0	0	0	0
Preferred Income Term	0	0	0	0	0	0	0	0
Real Asset	0	0	0	0	0	0	0	0

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
Real Estate Income	$0	$0	$0	$0	$0	$0	$0	$0
S&P Buy-Write	2,752	0	0	0	0	0	2,752	0
S&P Dynamic Overwrite	2,752	0	0	0	0	0	2,752	0
Senior Income	0	0	0	0	0	0	0	0
Short Duration	0	0	0	0	0	0	0	0
Tax-Advantaged Dividend	0	0	0	0	0	0	0	0
Tax-Advantaged Return	0	0	0	0	0	0	0	0
Virginia Municipal	0	0	0	0	0	0	0	0

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Additional Information

Appointment of the Independent Registered Public Accounting Firm

The Board of each Fund, except All Cap Energy, Core Equity Alpha, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. For All Cap Energy, Core Equity Alpha, Dow Dynamic Overwrite, Energy MLP, Global High Income, Mortgage Income, NASDAQ Dynamic Overwrite, S&P Buy-Write and S&P Dynamic Overwrite, the Board of each Fund has appointed PricewaterhouseCoopers LLP (“PwC”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of each of KPMG and PwC will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of KPMG and PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the 2021 annual meeting of shareholders for the Funds, shareholder proposals submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 6, 2020. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to each Fund’s By-Laws, submit such written notice to the Fund not later than January 20, 2021 or prior to January 5, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

Copies of the By-Laws of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its By-Laws to a shareholder upon request. Such requests should be directed to the appropriate Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Fiscal Year

The last fiscal year end for Georgia Municipal, Intermediate Duration, Intermediate Duration Quality, Maryland Municipal, Minnesota Municipal, Missouri Municipal, Municipal 2021 and Virginia Municipal was May 31, 2019. The last fiscal year end for Multi-Market Income was June 30, 2019. The last fiscal year end for Credit Strategies, Floating Rate Income, Floating Rate Opportunity, Preferred Income Opportunities, Preferred Income Securities, Preferred Income Term, Senior Income and Short Duration was July 31, 2019. The last fiscal year end for All Cap Energy and Energy MLP was November 30, 2019. The last fiscal year end for Core Equity Alpha, Credit Opportunities 2022, Diversified Dividend, Dow Dynamic Overwrite, Emerging Markets Debt, Global High Income, High Income 2020, High Income 2021, High Income 2023, Mortgage Income, NASDAQ Dynamic Overwrite, Preferred Income 2022, Real Asset, Real Estate Income, S&P Buy-Write, S&P Dynamic Overwrite, Tax-Advantaged Dividend and Tax-Advantaged Return was December 31, 2019.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 8, 2020:

Each Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meetings. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of that Fund. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Secretary

March 2, 2020

APPENDIX A

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member/nominee in each Fund and in all Nuveen funds overseen by the Board Member/nominee as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee.

Dollar Range of Equity Securities
Board Member/Nominees	All Cap Energy	Core Equity Alpha	Credit Opportunities 2022	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Emerging Markets Debt	Energy MLP	Floating Rate Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
Albin F. Moschner	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$10,001-$50,000	$10,001-$50,000	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Floating Rate Opportunity	Georgia Municipal	Global High Income	High Income 2020	High Income 2021	High Income 2023	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$10,001-$50,000	$0	$0	$0	$0	$0	$0	$0	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0
Albin F. Moschner	$10,001-$50,000	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$10,001-$50,000	$0	$0	$0	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Minnesota Municipal	Missouri Municipal	Mortgage Income	Multi-Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	Preferred Income Opportunities	Preferred Income Securities	Preferred Income 2022	Preferred Income Term	Real Asset

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Albin F. Moschner	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$50,000-$100,000	$0	$0	$0
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0

Dollar Range of Equity Securities
Board Member/Nominees	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax- Advantaged Dividend	Tax- Advantaged Return	Virginia Municipal	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies(1)

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	$0	$10,001-$50,000	$0	$0	$10,001-$50,000	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Albin F. Moschner	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
John K. Nelson	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$0	$0	$0	$0	$10,001-$50,000	$0	$0	$0	Over $100,000
Margaret L. Wolff	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000
Robert L. Young	$0	$0	$0	$0	$0	$0	$0	$0	Over $100,000

(1)

The amounts reflect the aggregate dollar range of equity securities of the number of shares beneficially owned by the Board Member/nominee in the Funds and in all Nuveen funds overseen by each Board Member/nominee.

The following table sets forth, for each Board Member/nominee and for the Board Members/nominees and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member/nominee and officer.

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	All Cap Energy	Core Equity Alpha	Credit Opportunities 2022	Credit Strategies	Diversified Dividend	Dow Dynamic Overwrite	Emerging Markets Debt	Energy MLP	Floating Rate Income

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	30,718
John K. Nelson	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	1,870	2,047	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	151	55	786	2,322	5,973	0	5,738	242	36,311

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	Floating Rate Opportunity	Georgia Municipal	Global High Income	High Income 2020	High Income 2021	High Income 2023	Intermediate Duration	Intermediate Duration Quality	Maryland Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	4,225	0	0	0	0	0	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
Albin F. Moschner	3,674	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	936	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	16,199	0	936	516	0	481	18,603	4,686	0

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	Minnesota Municipal	Missouri Municipal	Mortgage Income	Multi-Market Income	Municipal 2021	NASDAQ Dynamic Overwrite	Preferred Income Opportunities	Preferred Income Securities	Preferred Income 2022	Preferred Income Term

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	0	0	0	0	0	5,539	0	1,000
William C. Hunter	0	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	0	0	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	0	0	56	0	1,681	0	2,206	5,539	119	1,000

Fund Shares Owned By Board Members And Officers(1)
Board Member/Nominees	Real Asset	Real Estate Income	S&P Buy-Write	S&P Dynamic Overwrite	Senior Income	Short Duration	Tax-Advantaged Dividend	Tax-Advantaged Return	Virginia Municipal

Board Members/Nominees who are not “interested persons” of the Funds
Jack B. Evans	0	0	1,468	0	0	2,750	0	0	0
William C. Hunter	0	0	0	0	0	0	0	0	0
Albin F. Moschner	0	0	0	0	0	0	0	0	0
John K. Nelson	0	0	0	0	0	0	0	0	0
Judith M. Stockdale	0	0	0	0	0	0	0	0	0
Carole E. Stone	0	0	0	0	0	0	0	0	0
Terence J. Toth	0	0	0	0	0	2,550	0	0	0
Margaret L. Wolff	0	0	0	0	0	0	0	0	0
Robert L. Young	0	0	0	0	0	0	0	0	0
All Board Members/Nominees and Officers as a Group	229	5,653	27,621	0	4,230	5,750	795	1,184	0

(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member/nominee is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

APPENDIX B

List of Beneficial Owners Who Own More Than 5% of Any Class of Shares in Any Fund

The following chart lists each shareholder or group of shareholders who beneficially owned more than 5% of any class of shares for each Fund as of January 13, 2020*:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

All Cap Energy — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,503,810	18.55%

Core Equity Alpha — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,294,682	20.56%

Credit Opportunities 2022 — Common Shares	Morgan Stanley(b) Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	1,470,471	5.30%

Credit Strategies — Common Shares	Saba Capital Management, L.P.(c) Boaz R. Weinstein(c) 405 Lexington Avenue, 58th Floor New York, New York 10174	13,559,596	9.99%

Emerging Markets Debt — Common Shares	RiverNorth Capital Management, LLC 325 N. LaSalle Street, Suite 645 Chicago, Illinois 60654	810,852	5.70%

Energy MLP — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,356,351	10.68%

Floating Rate Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	3,533,132	6.21%

Floating Rate Opportunity — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	4,711,925	11.62%

Georgia Municipal — Common Shares	Saba Capital Management, L.P.(c) Boaz R. Weinstein(c) 405 Lexington Avenue, 58th Floor New York, New York 10174	710,767	6.82%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Georgia Municipal — AMTP Shares (Series 2028)	Wells Fargo & Company(d) 420 Montgomery Street San Francisco, California 94104 Wells Fargo Municipal Capital Strategies, LLC(d) 375 Park Avenue New York, New York 10152	585	100%

Global High Income — Common Shares	Saba Capital Management, L.P.(c) Boaz R. Weinstein(c) 405 Lexington Avenue, 58th Floor New York, New York 10174	1,188,842	5.13%

	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,966,155	8.46%

High Income 2020 — Common Shares	Morgan Stanley(b) Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	1,253,491	7.90%

High Income 2021 — Common Shares	Morgan Stanley(b) Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	2,957,616	5.20%

Intermediate Duration — AMTP Shares (Series 2023)	Bank of America Corporation(e) 100 North Tryon Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	1,750	100%

Intermediate Duration Quality — Common Shares	Morgan Stanley(b) Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	684,600	5.20%

Intermediate Duration Quality — AMTP Shares (Series 2023)	Bank of America Corporation(e) 100 North Tryon Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	550	100%

Maryland Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(e) 100 North Tryon Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	1,820	100%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Minnesota Municipal — AMTP Shares (Series 2028)	Bank of America Corporation(e) 100 North Tryon Street Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation(e) 214 North Tryon Street Charlotte, North Carolina 28255	528	100%

Mortgage Income — Common Shares	Relative Value Partners Group, LLC 1033 Skokie Boulevard, Suite 470 Northbrook, Illinois 60062	1,281,881	8.07%

Multi-Market Income — Common Shares	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402	3,120,721	32.98%

	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, Virginia 23219	972,915	10.28%

Municipal 2021 — Common Shares	Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	924,369	10.70%

S&P Buy-Write — Common Shares	Morgan Stanley(b) Morgan Stanley Smith Barney LLC(b) 1585 Broadway New York, New York 10036	8,684,507	8.30%

S&P 500 Dynamic Overwrite — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	881,340	5.34%

Senior Income — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,861,342	15.18%

Short Duration — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,934,990	19.17%

Tax-Advantaged Dividend — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	817,289	5.64%

Tax-Advantaged Return — Common Shares	First Trust Portfolios L.P.(a) First Trust Advisors L.P.(a) The Charger Corporation(a) 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	1,491,098	10.77%

*	The information contained in this table is based on Schedule 13D and 13G filings made on or before January 13, 2020.

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(b)	Morgan Stanley and Morgan Stanley Smith Barney LLC filed their Schedule 13G jointly and did not differentiate holdings as between each entity.

(c)	Saba Capital Management, L.P. and Boaz R. Weinstein filed their Schedule 13D jointly and did not differentiate holdings as between each entity/person.

(d)

Wells Fargo & Company filed Schedule 13G on its own behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated and Wells Fargo Clearing Services, LLC. Aggregate beneficial ownership reported by Wells Fargo & Company is on a consolidated basis and includes any beneficial ownership separately reported by a subsidiary.

(e)	Bank of America Corporation and Banc of America Preferred Fund Corporation filed their Schedule 13D jointly and did not differentiate holdings as between each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Information with respect to aggregate holdings of these VRDP Shares associated with fund complexes identified by the remarketing agents as holding greater than 5% of the outstanding VRDP Shares of a Fund, including the number of VRDP Shares associated with the fund complex and percentage of total outstanding, is as follows: Virginia Municipal (Series 1): TD Securities (USA) LLC (1,280 shares (100.00%)).

MFP Shares are designed to be eligible for purchase by institutional investors. With confirmation of the holders of each series of MFP Shares, information with respect to aggregate holdings of MFP Shares associated with shareholders (number of MFP Shares and percentage of total outstanding) is as follows: Missouri Municipal (Series A): Banc of America Preferred Funding Corporation (180 shares (100%)); Short Duration (Series A): Barclays Capital Inc. (100,000 shares (100.00%)).

With assistance of the underwriter for each series of TPS Shares, information with respect to aggregate holdings of TPS Shares associated with shareholders (number of TPS Shares and percentage of total outstanding) is as follows: Floating Rate Income (Series 2024): Reinsurance Group of America (35,000 shares (100.00%)); Floating Rate Income (Series 2027): Knights of Columbus (51,000 shares (92.73%); Floating Rate Opportunity (Series 2027): Knights of Columbus (45,000 shares (100.00%)). The Funds have received no information regarding any shareholders or groups of shareholders that beneficially own greater than 5% of the outstanding TPS Shares of Floating Rate Opportunity (Series 2022-1) or Senior Income (Series 2021).

APPENDIX C

NUMBER OF BOARD AND COMMITTEE MEETINGS

HELD DURING EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
All Cap Energy	6	9	0	4	6	4	5	4
Core Equity Alpha	6	9	0	4	5	4	5	4
Credit Opportunities 2022	6	9	0	4	5	4	5	4
Credit Strategies	6	7	0	4	7	4	5	4
Diversified Dividend	6	9	0	4	5	4	5	4
Dow Dynamic Overwrite	6	9	0	4	5	4	5	4
Emerging Markets Debt	6	9	0	4	5	4	5	4
Energy MLP	6	9	0	4	6	4	5	4
Floating Rate Income	6	7	0	4	7	4	5	4
Floating Rate Opportunity	6	7	0	4	7	4	5	4
Georgia Municipal	6	7	1	4	7	4	5	4
Global High Income	6	9	0	4	5	4	5	4
High Income 2020	6	9	0	4	5	4	5	4
High Income 2021	6	9	0	4	5	4	5	4
High Income 2023	6	9	0	4	5	4	5	4
Intermediate Duration	6	7	0	4	7	4	5	4
Intermediate Duration Quality	6	7	0	4	7	4	5	4
Maryland Municipal	6	7	1	4	7	4	5	4
Minnesota Municipal	6	7	1	4	7	4	5	4
Missouri Municipal	6	7	0	4	7	4	5	4
Mortgage Income	6	9	0	4	5	4	5	4
Multi-Market Income	6	9	0	4	7	4	5	4

C-1

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Audit Committee Meeting	Nominating and Governance Committee Meeting	Closed- End Funds Committee
Municipal 2021	6	7	0	4	7	4	5	4
NASDAQ Dynamic Overwrite	6	9	0	4	5	4	5	4
Preferred Income Opportunities	6	7	0	4	7	4	5	4
Preferred Income Securities	6	7	0	4	7	4	5	4
Preferred Income 2022	6	7	0	4	7	4	5	4
Preferred Income Term	6	7	0	4	7	4	5	4
Real Asset	6	9	0	4	5	4	5	4
Real Estate Income	6	9	0	4	5	4	5	4
S&P Buy-Write	6	9	0	4	5	4	5	4
S&P Dynamic Overwrite	6	9	0	4	5	4	5	4
Senior Income	6	7	0	4	7	4	5	4
Short Duration	6	7	0	4	7	4	5	4
Tax-Advantaged Dividend	6	9	0	4	5	4	5	4
Tax-Advantaged Return	6	9	0	4	5	4	5	4
Virginia Municipal	6	7	1	4	7	4	5	4

C-2

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JMLP0420

[GRAPHIC APPEARS HERE]NUVEEN FUNDS THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 8, 2020 COMMON SHARES The Annual Meeting of Shareholders will be held Wednesday, April 8, 2020 at 2:00 p.m. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 8, 2020, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com). IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders on April 8, 2020. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/ NUV_31073_021120 DO NOT TEAR FUNDS     FUNDS FUNDS Nuveen All Cap Energy MLP Opportunities FundNuveen Core Equity Alpha FundNuveen Credit Opportunities 2022 Target Term Fund Nuveen Credit Strategies Income FundNuveen Diversified Dividend and Income FundNuveen Dow 30SM Dynamic Overwrite Fund Nuveen Emerging Markets Debt 2022 Target Term FundNuveen Energy MLP Total Return FundNuveen Floating Rate Income Fund Nuveen Floating Rate Income Opportunity FundNuveen Georgia Quality Municipal Income FundNuveen Global High Income Fund Nuveen High Income 2020 Target Term FundNuveen High Income November 2021 Target Term FundNuveen High Income 2023 Target Term Fund Nuveen Intermediate Duration Municipal Term FundNuveen Intermediate Duration Quality Municipal Term FundNuveen Maryland Quality Municipal Income Fund Nuveen Minnesota Quality Municipal Income FundNuveen Missouri Quality Municipal Income FundNuveen Mortgage & Income Fund Nuveen Multi-Market Income FundNuveen Municipal 2021 Target Term FundNuveen NASDAQ 100 Dynamic Overwrite Fund Nuveen Preferred and Income 2022 Term FundNuveen Preferred & Income Opportunities FundNuveen Preferred & Income Securities Fund Nuveen Preferred and Income Term FundNuveen Real Asset Income and Growth FundNuveen Real Estate Income Fund Nuveen S&P 500 Buy-Write Income FundNuveen S&P 500 Dynamic Overwrite FundNuveen Senior Income Fund Nuveen Short Duration Credit Opportunities FundNuveen Tax-Advantaged Dividend Growth FundNuveen Tax-Advantaged Total Return Strategy Fund Nuveen Virginia Quality Municipal Income Fund VOTING OPTIONS Read your proxy statement and have it at hand when voting.                VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours                VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours                VOTE BY MAIL Vote, sign and date this Proxy Card and return it in the postage-paid envelope.                VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on April 8, 2020

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal(s). [GRAPHIC APPEARS HERE] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X    [GRAPHIC APPEARS HERE] A    Proposals 1a.    Election of Board Members: To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II:                01.John K. Nelson02.Terence J. Toth03.Robert L. Young FOR    WITHHOLD    FOR ALL ALL                ALL                EXCEPT 01 Nuveen Floating Rate Income Fund☐ ☐ ☐ 02 Nuveen Floating Rate Income Opportunity Fund☐ ☐ ☐ 03 Nuveen Georgia Quality Municipal Income Fund☐ ☐ ☐ 04 Nuveen Intermediate Duration Municipal Term Fund☐ ☐ ☐ 05 Nuveen Intermediate Duration Quality Municipal Term Fund☐ ☐ ☐ 06 Nuveen Maryland Quality Municipal Income Fund☐ ☐ ☐ 07 Nuveen Minnesota Quality Municipal Income Fund☐ ☐ ☐ 08 Nuveen Missouri Quality Municipal Income Fund☐ ☐ ☐ 09 Nuveen Senior Income Fund☐ ☐ ☐ 10 Nuveen Short Duration Credit Opportunities Fund☐ ☐ ☐ 11 Nuveen Virginia Quality Municipal Income Fund☐ ☐ ☐ 1b.Election of Board Members:    To withhold authority to vote for any individual nominee(s) mark the box “FOR ALL EXCEPT” and write the nominee number(s) on the line provided. Class II: 01.John K. Nelson02.Terence J. Toth03.Robert L. Young FOR    WITHHOLD    FOR ALL ALL                ALL                EXCEPT 01 Nuveen All Cap Energy MLP Opportunities Fund☐ ☐ ☐ 02 Nuveen Core Equity Alpha Fund☐ ☐ ☐ 03 Nuveen Credit Opportunities 2022 Target Term Fund☐ ☐ ☐ 04 Nuveen Credit Strategies Income Fund☐ ☐ ☐ 05 Nuveen Diversified Dividend and Income Fund☐ ☐ ☐ 06 Nuveen Dow 30SM Dynamic Overwrite Fund☐ ☐ ☐ 07 Nuveen Emerging Markets Debt 2022 Target Term Fund☐ ☐ ☐ 08 Nuveen Energy MLP Total Return Fund☐ ☐ ☐ 09 Nuveen Global High Income Fund☐ ☐ ☐ 10 Nuveen High Income 2020 Target Term Fund☐ ☐ ☐ 11 Nuveen High Income November 2021 Target Term Fund☐ ☐ ☐ 12 Nuveen High Income 2023 Target Term Fund☐ ☐ ☐ 13 Nuveen Mortgage & Income Fund☐ ☐ ☐ 14 Nuveen Multi-Market Income Fund☐ ☐ ☐ 15 Nuveen Municipal 2021 Target Term Fund☐ ☐ ☐ 16 Nuveen NASDAQ 100 Dynamic Overwrite Fund☐ ☐ ☐ 17 Nuveen Preferred and Income 2022 Term Fund☐ ☐ ☐ 18 Nuveen Preferred & Income Opportunities Fund☐ ☐ ☐ 19 Nuveen Preferred & Income Securities Fund☐ ☐ ☐ 20 Nuveen Preferred and Income Term Fund☐ ☐ ☐ 21 Nuveen Real Asset Income and Growth Fund☐ ☐ ☐ 22 Nuveen Real Estate Income Fund☐ ☐ ☐ 23 Nuveen S&P 500 Buy-Write Income Fund☐ ☐ ☐ 24 Nuveen S&P 500 Dynamic Overwrite Fund☐ ☐ ☐ 25 Nuveen Tax-Advantaged Dividend Growth Fund☐ ☐ ☐ 26 Nuveen Tax-Advantaged Total Return Strategy Fund☐ ☐ ☐ Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date belowSignature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx                NUV 1 31073                M    xxxxxxxx +

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Please detach at perforation before mailing.    [GRAPHIC APPEARS HERE]NUVEEN INTERMEDIATE DURATION QUALITY MUNICIPAL TERM FUND THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 8, 2020 PREFERRED SHARES The Annual Meeting of Shareholders will be held Wednesday, April 8, 2020 at 2:00 p.m. Central time, in the offices of Nuveen, LLC, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy, Mark L. Winget and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held on Wednesday, April 8, 2020, or any adjournment(s) thereof. WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.                NIQ_31073_021120_Pref WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! VOTE THIS PROXY CARD TODAY!                Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual Meeting of Shareholders to Be Held on April 8, 2020. The Proxy Statement for this meeting is available at: http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/                 Please detach at perforation before mailing.    In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Annual Meeting or any adjournment(s) thereof. Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal. [GRAPHIC APPEARS HERE] TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X    [GRAPHIC APPEARS HERE] A    Proposal     1a. Election of Board Members: Class II:Preferred Shares Only: 01. John K. Nelson04. William C. Hunter 02. Terence J. Toth05. Albin F. Moschner 03. Robert L. Young INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.    [GRAPHIC APPEARS HERE]B    Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the boxSignature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx                NIQ 31073                M    xxxxxxxx +